UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 6, 2018

Cocrystal Pharma, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38418	35-2528215
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1860 Montreal Rd, Tucker, GA	30084
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 786-459-1831

(Former name or former address, if changed since last report.):

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.07 Submission of Matters to a Vote of Security Holders.

On August 6, 2018, Cocrystal Pharma, Inc. (the “Company”) held its 2018 Annual Meeting of Shareholders (the “2018 Annual Meeting”). At the 2018 Annual Meeting, the Company’s shareholders voted on (i) the election of six members of the Company’s Board of Directors (Proposal 1); (ii) approval of an amendment to the Company’s Certificate of Incorporation to reduce the number of shares of common stock, par value $0.001 per share (the “Common Stock”) the Company is authorized to issue from 800,000,000 to 100,000,000 (Proposal 2); (iii) approval, on an advisory basis, of the Company’s named executive officer compensation (Proposal 3); and (iv) ratification of the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018 (Proposal 4), as described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on June 25, 2018.

Set forth below are the voting results on each matter submitted to the shareholders at the 2018 Annual Meeting.

Proposal 1. The Company’s shareholders voted to elect the following six individuals as directors to hold office until the next annual meeting of shareholders and until their successors are duly elected and qualified.

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Raymond Schinazi	18,360,992	1,451	3,192,939
Gary Wilcox	18,360,992	1,451	3,192,939
David Block	18,333,602	1,451	3,220,329
Phillip Frost	18,333,129	2,489	3,219,764
Jane Hsiao	18,332,682	3,122	3,219,578
Steven Rubin	18,330,895	2,716	3,221,771

Proposal 2. The Company’s shareholders voted to approve an amendment to the Company’s Certificate of Incorporation to reduce the number of shares of Common Stock the Company is authorized to issue from 800,000,000 to 100,000,000.

Votes For	Votes Against	Abstentions
21,493,793	32,953	1,137

Proposal 3. The Company’s shareholders voted to approve, on an advisory basis, the Company’s named executive officer compensation.

Votes For	Votes Against	Abstentions
18,339,109	17,175	7,398

Proposal 4. The Company’s stockholders voted to ratify the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018.

Votes For	Votes Against	Abstentions
21,532,486	12,440	10,185

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cocrystal Pharma, Inc.

Date: August 10, 2018	By:	/s/ James Martin
	Name:	James Martin
	Title:	Chief Financial Officer